SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                            November 5, 2003
______________________________________________________________________________
                   (Date of earliest event reported)



               First Federal Bancshares of Arkansas, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



     Texas                            0-28312                    71-0785261
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




1401 Highway 62-65 North, Harrison, Arkansas                        72601
______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)




                              (870) 741-7641
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Item 5.     Other Events and Required FD Disclosure
            ---------------------------------------

     On November 5, 2003, First Federal Bancshares of Arkansas, Inc. issued a press release announcing stock repurchase program activity. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report:


     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated November 5, 2003

























                                     2

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST FEDERAL BANCSHARES OF
                                ARKANSAS, INC.


                              By: /s/ Larry J. Brandt
                                  ----------------------------------
                                  Name:   Larry J. Brandt
                                  Title:  President and Chief Executive Officer

Date:  November 5, 2003

































                                     3